UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2024 (August 20, 2024)

Ludwig Enterprises, Inc.

(Exact name of registrant as specified in its charter)

333-271439	61-1133438
(Commission File Number)	(IRS Employer Identification Number)

1749 Victorian Avenue, #C-350 Sparks, Nevada	89431
(Address of Principal Executive Offices)	(Zip Code)

786-235-9026

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2024, at a meeting of the Board of Directors (the “Board”) of Ludwig Enterprises, Inc., a Nevada corporation (the “Company”), Marvin S. Hausman, M.D. resigned as Chief Executive Officer, effective immediately. Dr. Hausman did not deliver a written letter of resignation to the Company. Dr. Hausman stated that his resignation as Chief Executive Officer was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. Dr. Hausman continues to serve as a Company Director and as the Company’s Chief Science Officer.

At the same meeting of the Board, the Board appointed a new Chief Executive Officer, Jose Antonio Reyes, effective immediately. There exist no family relationships among any of the Company’s Directors or executive officers.

Certain information concerning the background of Mr. Reyes is set forth below.

Jose Antonio Reyes, 59, has served as our Chief Executive Officer since August 20, 2024. During his career, Mr. Reyes’ has been founder, board member, CEO, COO and business development director for numerous corporate and non-profit organizations, as well as a corporate consultant. From 2017 through 2023, Mr. Reyes served as Director of Executive Relations & Business Development for BlockScience, Inc., where his duties included overseeing the development of internal communications, hiring, monitoring and quality control systems. From 2015 to 2017, he served as Chief Operating Officer for IGM Global, Inc., where his duties included the launch of on-line training programs that featured experts from leading educational institutions, including Harvard University and Stanford University, and served the company’s corporate clients. From 2012 to 2015, Mr. Reyes was Founder and CEO of Excelorators, Inc., a company that created business, finance and leadership training programs for C-Suite executives at HBS, Sloan, West Point, Columbia University, University of Pennsylvania and Stanford University.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2024.

LUDWIG ENTERPRISES, INC.

By: /s/ Jose Antonio Reyes

Jose Antonio Reyes

Chief Executive Officer